For the three months ended March 31, 2014, the net asset value per Common Share increased 0.27% while the investment return to our stockholders increased by 0.09%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), increased 1.81%. For the twelve months ended March 31, 2014, the return on the net asset value per Common Share increased by 20.0%, and the return to our stockholders increased by 19.7%; these compare with an increase of 21.9% for the S&P 500. During both periods, the discount at which our shares traded continued to fluctuate and on March 31, 2014, it was 14.5%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2014, the net assets applicable to the Company's Common Stock were $1,219,794,555 equal to $41.18 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2014 was $1,277,399. During this period, the net realized gain on investments sold was $41,209,988, and the decrease in net unrealized depreciation was $38,795,355. Net investment income for the three months was $1,690,759, and distributions to Preferred Stockholders amounted to $2,827,993.

During the three months, 319,137 shares of the Company's Common Stock were repurchased for $10,952,590 at an average discount from net asset value of 14.5%.

Our annual report letter to shareholders referenced the concept of two economies; one real and one financial. We also suggested that though their paths can deviate from one another, they also intersect. This may explain the equity market's performance this past quarter where the year-end optimism of the financial markets as expressed in rising P/E ratios collided with lackluster economic numbers. Though ending the quarter with positive performance, the S&P 500 faltered on concerns over the effects on the economy from significantly colder than normal weather and reduced business confidence as a result of changing geo-political winds and continuing uncertainty surrounding the pace and direction of monetary and fiscal policies.

Looking ahead, weather related effects and fiscal policy drag should abate. And though the consequences of the implementation of the Affordable Care Act remain unknown for the country as a whole, households are now aware of the premiums and how to budget their finances this year. Penalties for companies have also been delayed for another year. That may provide increased confidence to some consumers and businesses, perhaps enabling a slight lift in household spending. Wage growth, though muted in earlier quarters, is beginning to rise. Unemployment levels have diminished, although the elimination of extended unemployment benefits and general demographic trends makes these reports difficult to analyze in relation to their effects on the real economy.

On the surface, equity valuations may not appear elevated as they do not represent a significant deviation from historical norms for some traditional valuation measures. However, the US aggregate equity market cap as a percent of GDP is elevated, perhaps due to the outsized operating margins many companies are enjoying and the run-up in price to earnings multiples in the equity markets over the past two years. Depending on the measure, small and midcap equity markets appear to be in the upper quartile of their valuation ranges for the past several decades and growth stocks' performance appear to have run into resistance as the potential for a rise in interest rates will affect their earnings multiples. Value stocks, on the other hand, command a lower than market multiple and may offer opportunity for investors seeking returns with less than market risk. Value oriented corporations appear to share that optimism as a record number raised their dividends in the first quarter.

In sum, although economic acceleration in the near term can be expected as weather related delays ease, economic growth is likely to remain modest. Importantly, the equities markets have enjoyed an unprecedented period without significant volatility. In this generally optimistic environment, it is quite possible equities may experience a more turbulent setting near term as well as a wider dispersion of returns as high valuations interact with below historical rates of growth for the real economy. For the medium and longer term, we remain sanguine on the US equity market as the economy continues to grow modestly and equities remain the favored investment asset amidst historically low interest rates.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through March 31, 2014. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,
General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

April 16, 2014

General American Investors

	Shares	COMMON STOCKS		Value (note 1a)
CONSUMER DISCRETIONARY (13.2%)	AUTOMOBILES AND COMPONENTS (2.5%)			
	1,264,063	Ford Motor Company		$19,719,383
	128,141	Visteon Corporation (a)		11,332,790
			(Cost $22,292,779)	31,052,173
	CONSUMER SERVICES (0.9%)			
	750,000	International Game Technology	(Cost $8,678,620)	10,545,000
	RETAILING (9.8%)			
	284,050	Kohl's Corporation		16,134,040
	460,000	Target Corporation		27,834,600
	1,244,668	The TJX Companies, Inc.		75,489,114
			(Cost $42,752,572)	119,457,754
			(Cost $73,723,971)	161,054,927
CONSUMER STAPLES (13.9%)	FOOD, BEVERAGE AND TOBACCO (10.3%)			
	190,000	Danone (a)		13,436,295
	237,400	Diageo plc ADR		29,577,666
	450,000	Nestle S.A.		33,877,265
	220,000	PepsiCo, Inc.		18,370,000
	734,620	Unilever N.V.		30,195,585
			(Cost $71,627,703)	125,456,811
	FOOD AND STAPLES RETAILING (3.6%)			
	394,500	Costco Wholesale Corporation	(Cost $12,041,935)	44,057,760
			(Cost $83,669,638)	169,514,571
ENERGY (13.2%)	2,133,269	Alpha Natural Resources, Inc. (a)		9,066,393
	195,000	Anadarko Petroleum Corporation		16,528,200
	331,478	Apache Corporation		27,496,100
	801,038	Cameco Corporation		18,343,770
	685,000	Halliburton Company		40,339,650
	145,000	Occidental Petroleum Corporation		13,817,050
	803,803	Ultra Petroleum Corp. (a)		21,614,263
	800,000	Weatherford International Ltd. (a)		13,888,000
			(Cost $108,221,302)	161,093,426
FINANCIALS (23.1%)	BANKS (2.5%)			
	795,000	Bond Street Holdings LLC, Class A (a) (b)		13,515,000
	75,000	Bond Street Holdings LLC, Class B (a) (c)		1,211,250
	125,000	M&T Bank Corporation		15,162,500
			(Cost $17,662,262)	29,888,750
	DIVERSIFIED FINANCIALS (5.6%)			
	255,000	American Express Company		22,957,650
	400,000	JPMorgan Chase & Co.		24,284,000
	525,000	Nelnet, Inc.		21,472,500
			(Cost $29,013,175)	68,714,150
	INSURANCE (15.0%)			
	330,492	Aon plc		27,853,866
	750,000	Arch Capital Group Ltd. (a)		43,155,000
	110	Berkshire Hathaway Inc. Class A (a)		20,608,506
	165,000	Everest Re Group, Ltd.		25,253,250
	365,000	MetLife, Inc.		19,272,000
	255,000	PartnerRe Ltd.		26,392,500
	335,000	Platinum Underwriters Holdings, Ltd.		20,133,500
			(Cost $59,063,860)	182,668,622
			(Cost $105,739,297)	281,271,522

	Shares	COMMON STOCKS (continued)		Value (note 1a)
HEALTH CARE (8.8%)	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES			
	1,200,000	Ariad Pharmaceuticals, Inc. (a)		$9,672,000
	100,000	Celgene Corporation (a)		13,960,000
	428,600	Gilead Sciences, Inc. (a)		30,370,596
	858,979	Idenix Pharmaceuticals, Inc. (a)		5,179,643
	427,191	Merck & Co., Inc.		24,251,633
	755,808	Pfizer Inc.		24,276,553
			(Cost $58,918,632)	107,710,425
INDUSTRIALS (11.6%)	CAPITAL GOODS (6.0%)			
	865,000	General Electric Company		22,394,850
	360,000	Owens Corning		15,541,200
	300,000	United Technologies Corporation		35,052,000
			(Cost $52,172,995)	72,988,050
	COMMERCIAL AND PROFESSIONAL SERVICES (5.6%)			
	117,500	The ADT Corporation		3,519,125
	1,087,100	Republic Services, Inc.		37,135,336
	245,798	Towers Watson & Co. Class A		28,033,262
			(Cost $36,148,566)	68,687,723
			(Cost $88,321,561)	141,675,773
INFORMATION TECHNOLOGY (15.9%)	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (3.7%)			
	256,850	ASML Holding N.V.		23,979,516
	833,700	Intel Corporation		21,521,132
			(Cost $24,319,428)	45,500,648
	SOFTWARE AND SERVICES (2.3%)			
	680,686	Microsoft Corporation	(Cost $17,329,639)	27,901,319
	TECHNOLOGY HARDWARE AND EQUIPMENT (9.9%)			
	67,000	Apple Inc.		35,961,580
	820,000	Cisco Systems, Inc.		18,380,300
	615,000	EMC Corporation		16,857,150
	626,200	QUALCOMM Incorporated		49,382,132
			(Cost $70,995,595)	120,581,162
			(Cost $112,644,662)	193,983,129
MATERIALS (1.3%)	336,300	The Dow Chemical Company	(Cost $10,566,260)	16,340,817
MISCELLANEOUS (4.8%)		Other (d)	(Cost $55,864,256)	58,159,930
		TOTAL COMMON STOCKS (105.8%)	(Cost $697,669,579)	1,290,804,520

	Contracts (100 shares each)	CALL OPTION/EXPIRATION DATE/EXERCISE PRICE		
ENERGY (0.0%)	1,500	SandRidge Energy Inc./April 19, 2014/$7	(Cost $39,564)	4,500

Shares	SHORT-TERM SECURITY AND OTHER ASSETS		Value (note 1a)
106,562,929	SSgA U.S. Treasury Money Market Fund (8.8%)	(Cost $106,562,929)	$106,562,929
	TOTAL INVESTMENTS (e) (114.6%)	(Cost $804,272,072)	1,397,371,949
	Cash, receivables and other assets less liabilities (1.0%)		12,539,781
	PREFERRED STOCK (-15.6%)		(190,117,175)
	NET ASSETS APPLICABLE TO COMMON STOCK (100%)		$1,219,794,555

ADR - American Depository Receipt

(a) Non-income producing security.

(b) Level 3 fair value measurement, restricted security acquired in five installments as follows: 425,000 shares on 11/4/09, unit cost $20.00 per share; 150,000 shares on 4/2/13, unit cost $14.80 per share; 100,000 shares on 4/11/13, unit cost $14.05 per share; 100,000 shares on 10/4/13, unit cost $15.05 per share; and 20,000 shares on 10/14/13, unit cost $15.00 per share. Fair value is $17.00 per share, note 2. Fair value is based upon bid and/or transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share. Amount represents 1.11% of net assets.

(c) Level 3 fair value measurement, restricted security exchanged from Class A shares on 5/21/12, aggregate cost $1,500,000, unit cost is $20.00 per share and fair value is $16.15 per share, note 2. Fair value is based upon a judgmentally discounted bid price provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share. Amount represents 0.10% of net assets.

(d) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(e) At March 31, 2014 the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $601,984,022, aggregate gross unrealized depreciation was $8,884,145, and net unrealized appreciation was $593,099,877.

STATEMENT OF OPTIONS WRITTEN March 31, 2014 (Unaudited)

	Contracts (100 shares each)	PUT OPTIONS/EXPIRATION DATE/EXERCISE PRICE		Value (note 1a)
ENERGY (0.0%)	1,500	SandRidge Energy Inc./April 19, 2014/$6.00		$22,500
HEALTH CARE (0.0%)				
PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES				
	200	Celgene Corporation/May 17, 2014/$135.00		93,000
			(Premiums Received $134,725)	$115,500

(see notes to unaudited financial statements)

MAJOR SECURITY CHANGES(a): Three Months Ended March 31, 2014 (Unaudited)

General American Investors

Increases	Shares Transacted	Shares Held
New Positions		
Anadarko Petroleum Corporation	85,000	195,000 (b)
Danone	190,000	190,000 (b)
Additions		
Alpha Natural Resources, Inc.	450,000	2,133,269
Cameco Corporation	55,000	801,038
General Electric Company	140,000	865,000
Intel Corporation	260,000	833,700
M&T Bank Corporation	15,000	125,000
Occidental Petroleum Corporation	25,000	145,000
Decreases		
Eliminations		
Cytokinetics, Incorporated	131,535	—
Forethought Financial Group, Inc. Class A	53,500	—
Vodafone Group plc ADR	238,100	—
Reductions		
American Express Company	10,000	255,000
Arch Capital Group Ltd.	50,000	750,000
ASML Holding N.V.	30,000	256,850
Diageo plc ADR	25,000	237,400
The Dow Chemical Company	41,900	336,300
Everest Re Group, Ltd.	65,000	165,000
JPMorgan Chase & Co.	25,000	400,000
PartnerRe Ltd.	5,000	255,000
PepsiCo, Inc.	10,000	220,000
QUALCOMM Incorporated	73,800	626,200
The TJX Companies, Inc.	100,000	1,244,668
Visteon Corporation	147,070	128,141
Weatherford International Ltd.	656,346	800,000

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

PORTFOLIO DIVERSIFICATION March 31, 2014 (Unaudited)

The diversification of the Company's net assets applicable to its Common Stock by industry group as of March 31, 2014 is shown in the following table.

Industry Category	Cost(000)	Value(000)	Percent Common Net Assets*
Financials			
Banks	$17,662	$29,889	2.5%
Diversified Financials	29,013	68,714	5.6
Insurance	59,064	182,668	15.0
	105,739	281,271	23.1
Information Technology			
Semiconductors & Semiconductor Equipment	24,319	45,501	3.7
Software & Services	17,330	27,901	2.3
Technology Hardware & Equipment	70,996	120,581	9.9
	112,645	193,983	15.9
Consumer Staples			
Food, Beverage & Tobacco	71,628	125,457	10.3
Food & Staples Retailing	12,042	44,058	3.6
	83,670	169,515	13.9
Energy	108,261	161,098	13.2
Consumer Discretionary			
Automobiles & Components	22,293	31,052	2.5
Consumer Services	8,679	10,545	0.9
Retailing	42,752	119,458	9.8
	73,724	161,055	13.2
Industrials			
Capital Goods	52,173	72,988	6.0
Commercial & Professional Services	36,148	68,688	5.6
	88,321	141,676	11.6
Health Care			
Pharmaceuticals, Biotechnology & Life Sciences	58,919	107,710	8.8
Miscellaneous**	55,864	58,160	4.8
Materials	10,566	16,341	1.3
	697,709	1,290,809	105.8
Short-Term Securities	106,563	106,563	8.8
Total Investments	$804,272	1,397,372	114.6
Other Assets and Liabilities - Net		12,540	1.0
Preferred Stock		(190,117)	(15.6)
Net Assets Applicable to Common Stock		$1,219,795	100.0%

* Net Assets applicable to the Company's Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.
(see notes to unaudited financial statements)

Assets		
INVESTMENTS, AT VALUE (NOTE 1a)		
Common stocks (cost $697,669,579)		$1,290,804,520
Purchased option (cost $39,564)		4,500
Money market fund (cost $106,562,929)		106,562,929
Total investments (cost $804,272,072)		1,397,371,949
RECEIVABLES AND OTHER ASSETS		
Cash held by custodian in segregated account	$3,778,307	
Receivable for securities sold	7,694,642	
Dividends, interest and other receivables, net	3,263,781	
Qualified pension plan asset, net excess funded (note 7)	5,364,860	
Prepaid expenses and other assets	1,450,090	21,551,680
TOTAL ASSETS		1,418,923,629
Liabilities		
Accrued preferred stock dividend not yet declared	219,955	
Outstanding option written, at value (premiums received $134,725)	115,500	
Accrued supplemental pension plan liability (note 7)	4,648,833	
Accrued supplemental thrift plan liability (note 7)	2,348,082	
Accrued expenses and other liabilities	1,679,529	
TOTAL LIABILITIES		9,011,899
5.95% CUMULATIVE PREFERRED STOCK, SERIES B - 7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 29,620,431 shares (note 5)		$1,219,794,555
NET ASSET VALUE PER COMMON SHARE		$41.18

Net Assets Applicable To Common Stock		
Common Stock, 29,620,431 shares at par value (note 5)	$29,620,431	
Additional paid-in capital (note 5)	553,924,679	
Undistributed net investment income (note 5)	1,499,220	
Undistributed realized gain on investments	44,920,251	
Accumulated other comprehensive loss (note 7)	(1,824,244)	
Unallocated distributions on Preferred Stock	(3,047,948)	
Unrealized appreciation on investments and options written	594,702,166	
NET ASSETS APPLICABLE TO COMMON STOCK		$1,219,794,555

(see notes to unaudited financial statements)

STATEMENT OF OPERATIONS Three Months Ended March 31, 2014 (Unaudited)

General American Investors

INCOME		
Dividends (net of foreign withholding taxes of $51,543)		$5,114,928
Interest		458
		5,115,386
EXPENSES		
Investment research	$1,839,162	
Administration and operations	978,095	
Office space and related expenses	421,158	
Auditing and legal fees	46,500	
State and local taxes	40,022	
Transfer agent, custodian and registrar fees and expenses	36,025	
Stockholders' meeting and reports	34,597	
Directors' fees and expenses	29,068	3,424,627
NET INVESTMENT INCOME		1,690,759
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)		
Net realized gain on investments:		
Securities transactions (long-term except for $2,418,345)	41,096,568	
Written option transactions (notes 1b and 4)	113,420	
	41,209,988	
Net decrease in unrealized appreciation on investments	(38,795,355)	
NET GAIN ON INVESTMENTS		2,414,633
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$1,277,399

STATEMENT OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2014 (Unaudited)	Year Ended December 31, 2013
OPERATIONS		
Net investment income	$1,690,759	$5,228,019
Net realized gain on investments	41,209,988	69,657,472
Net increase (decrease) in unrealized appreciation	(38,795,355)	243,076,683
	4,105,392	317,962,174
Distributions to Preferred Stockholders:		
From net investment income	—	(992,168)
From long-term capital gains	—	(10,319,804)
Unallocated distributions	(2,827,993)	—
Decrease in net assets from Preferred distributions	(2,827,993)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,277,399	306,650,202
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	5,948,555
DISTRIBUTIONS TO COMMON STOCKHOLDERS		
From net investment income	—	(5,382,759)
From long-term capital gains	—	(55,987,513)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(61,370,272)
CAPITAL SHARE TRANSACTIONS (NOTE 5)		
Value of Common Shares issued in payment of dividends and distributions	—	35,871,304
Cost of Common Shares purchased	(10,952,590)	(13,047,704)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(10,952,590)	22,823,600
NET INCREASE (DECREASE) IN NET ASSETS	(9,675,191)	274,052,085
NET ASSETS APPLICABLE TO COMMON STOCK		
BEGINNING OF PERIOD	1,229,469,746	955,417,661
END OF PERIOD (including undistributed net investment income (loss) of $1,499,220 and ($191,539), respectively)	$1,219,794,555	$1,229,469,746

(see notes to unaudited financial statements)

General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2014 and for each year in the five-year period ended December 31, 2013. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

	Three months Ended March 31, 2014 (Unaudited)	Year Ended December 31, 2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE						
Net asset value, beginning of period	$41.07	$32.68	$29.78	$31.26	$27.50	$21.09
Net investment income	.06	.17	.24	.18	.19	.11
Net gain (loss) on securities - realized and unrealized	.15	10.51	5.05	(.68)	4.37	6.94
Other comprehensive income (loss)	—	.20	—	(.10)	—	.07
	.21	10.88	5.29	(.60)	4.56	7.12
Distributions on Preferred Stock:						
Dividends from net investment income	—	(.04)	(.04)	(.11)	(.07)	(.11)
Distributions from net short-term capital gains	—	—	(.01)	(.01)	(.03)	(.05)
Distributions from net long-term capital gains	—	(.35)	(.34)	(.26)	(.27)	(.19)
Distributions from return of capital	—	—	—	—	—	(.01)
Unallocated	(.10)	—	—	—	—	—
	(.10)	(.39)	(.39)	(.38)	(.37)	(.36)
Total from investment operations	.11	10.49	4.90	(.98)	4.19	6.76
Distributions on Common Stock:						
Dividends from net investment income	—	(.18)	(.21)	(.15)	(.08)	(.10)
Distributions from net short-term capital gains	—	—	(.02)	(.01)	(.03)	(.05)
Distributions from net long-term capital gains	—	(1.92)	(1.77)	(.34)	(.32)	(.19)
Distributions from return of capital	—	—	—	—	—	(.01)
	—	(2.10)	(2.00)	(.50)	(.43)	(.35)
Net asset value, end of period	$41.18	$41.07	$32.68	$29.78	$31.26	$27.50
Per share market value, end of period	$35.23	$35.20	$27.82	$24.91	$26.82	$23.46
TOTAL INVESTMENT RETURN - Stockholder return, based on market price per share	0.09%*	34.24%	19.77%	(5.29%)	16.24%	36.86%
RATIOS AND SUPPLEMENTAL DATA						
Net assets applicable to Common Stock, end of period (000's omitted)	$1,219,795	$1,229,470	$955,418	$886,537	$950,941	$864,323
Ratio of expenses to average net assets applicable to Common Stock	1.14%**	1.27%	1.67%	1.39%	1.54%	1.93%
Ratio of net income to average net assets applicable to Common Stock	0.56%**	0.47%	0.74%	0.56%	0.66%	0.46%
Portfolio turnover rate	4.96%*	17.12%	9.56%	11.17%	18.09%	24.95%
PREFERRED STOCK						
Liquidation value, end of period (000's omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	742%	747%	603%	566%	600%	555%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.50	$25.30	$25.54	$25.47	$24.95	$24.53

*Not annualized
**Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("U.S. GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company's Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company's tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company's financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. Fair Value Measurements - Various data inputs are used in determining the value of the Company's investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company's net assets as of March 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,276,078,270	—	$14,726,250	$1,290,804,520
Purchased option	4,500	—	—	4,500
Money market fund	106,562,929	—	—	106,562,929
Total	$1,382,645,699	—	$14,726,250	$1,397,371,949
Liabilities				
Option written	($115,500)			($115,500)

The aggregate value of Level 3 portfolio investments changed during the three months ended March 31, 2014 as follows:

Change in portfolio valuations using significant unobservable inputs:	Level 3
Fair value at December 31, 2013	$32,637,795
Realized Gain	8,179,247
Net change in unrealized appreciation on investments	(5,580,497)
Proceeds from sale	(20,510,295)
Fair value at March 31, 2014	$14,726,250

The amount of net unrealized loss included in the results of operations attributable to Level 3 assets held at March 31, 2014 and reported within the caption *Net decrease in unrealized appreciation* in the Statement of Operations: ($5,580,497)

Transfers, if any, are reported as of the end of the reporting period.There were no transfers between levels during the period ended March 31, 2014.

3. Purchases and Sales of Securities - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2014 amounted to $63,641,834 and $96,142,379, on long transactions, respectively.

4. Written Options - The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put options during the three months ended March 31, 2014 were as follows:

	Covered Calls		Collateralized Puts	
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2013	1,200	$229,628	0	$0
Options written	0	0	4,400	353,850
Options exercised	(250)	(161,738)	(1,500)	(147,489)
Options terminated in closing purchase transaction	(950)	(67,890)	(1,200)	(71,636)
Options outstanding, March 31, 2014	0	$0	1,700	$134,725

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. The fair value of the collateralized put options contracts at March 31, 2014 is $115,500.

5. Capital Stock and Dividend Distributions - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 29,620,431 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on March 31, 2014.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody's Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company's ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)

The Company presents its Preferred Stock, for which its redemption is outside of the Company's control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2014 and the year ended December 31, 2013 were as follows:

	Shares		Amount	
	2014	2013	2014	2013
Shares issued in payment of dividends and distributions (includes 1,090,772 shares issued from treasury)	—	1,090,772	—	$1,090,772
Increase in paid-in capital			—	34,780,532
Total increase			—	35,871,304
Shares purchased (at an average discount from net asset value of 14.5% and 14.3%, respectively)	(319,137)	(385,176)	($319,137)	(385,176)
Decrease in paid-in capital			(10,633,453)	(12,662,528)
Total decrease			(10,952,590)	(13,047,704)
Net increase (decrease)	(319,137)	705,596	($10,952,590)	$22,823,600

At March 31, 2014, the Company held in its treasury 2,360,441 shares of Common Stock with an aggregate cost in the amount of $68,923,079.

The tax basis distributions during the year ended December 31, 2013 are as follows: ordinary distributions of $6,746,658 and long-term capital gains distributions of $65,935,586. As of December 31, 2013, distributable earnings on a tax basis included $3,963,127 from undistributed net long-term capital gains and $633,497,521 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent "book/tax" differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31, 2013. As a result, undistributed net investment loss was decreased by $8,208 and additional paid-in capital was decreased by $1,014 and undistributed net realized gain on securities sold was decreased by $7,194. As of December 31, 2013 the Company had straddle loss deferrals of $252,864. Net assets were not affected by this reclassification.

6. OFFICERS' COMPENSATION - The aggregate compensation accrued and paid by the Company during the three months ended March 31, 2014 to its officers (identified on back cover) amounted to $1,709,875.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2014 were:

Service cost	$101,221
Interest cost	211,258
Expected return on plan assets	(282,294)
Amortization of prior service cost	11,646
Amortization of recognized net actuarial loss	97,953
Net periodic benefit cost	$139,784

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2014 was $111,615. The qualified thrift plan acquired 5,399 shares of the Company's Common Stock during the three months ended March 31, 2014 and held 490,400 shares of the Company's Common Stock at March 31, 2014.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $276,200 for the three months ended March 31, 2014. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2014 through 2017, and $99,000 in 2018.

OTHER MATTERS (Unaudited)

Previous purchases of the Company's Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2013 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission ("SEC") as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 15, 2013, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director

Arthur G. Altschul, Jr.
Rodney B. Berens
Lewis B. Cullman
Gerald M. Edelman
John D. Gordan, III
Betsy F. Gotbaum
Daniel M. Neidich
Jeffrey W. Priest
Raymond S. Troubh

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Maureen E. LoBello, Corporate Secretary
Linda J. Genid, Assistant Corporate Secretary

SERVICE COMPANIES

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
1-800-413-5499
www.amstock.com

RESULTS OF THE ANNUAL MEETING OF STOCKHOLDERS

The votes cast by stockholders at the Company's annual meeting held on April 16, 2014 were as follows:

	FOR	WITHHELD
Election of Directors:		
Rodney B. Berens	26,931,443	5,517,547
Lewis B. Cullman	29,783,485	2,665,505
Spencer Davidson	30,063,234	2,385,756
Gerald M. Edelman	29,914,164	2,534,826
John D. Gordan, III	30,175,794	2,273,196
Betsy F. Gotbaum	31,086,280	1,362,710
Sidney R. Knafel	30,133,532	2,315,458
Daniel M. Neidich	26,868,519	5,580,471
Jeffrey W. Priest	30,192,890	2,256,100
Elected by holders of Preferred Stock only:		
Arthur G. Altschul, Jr.	6,828,614	94,499
Raymond S. Troubh	6,814,887	108,226

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2014:

For - 31,406,414; Against - 877,339; Abstain - 165,237

GENERAL AMERICAN INVESTORS
COMPANY, INC.

FIRST QUARTER REPORT
March 31, 2014

A Closed-End Investment Company
listed on the New York Stock Exchange

100 PARK AVENUE
NEW YORK • NY 10017
212-916-8400 • 1-800-436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com